                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (Amendment No. 2)


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported): February 9, 2005 (July 16,
2004).



                       INTERMAGNETICS GENERAL CORPORATION
                ------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



   Delaware                      001-11344                 14-1537454
---------------            ---------------------       --------------
(State or Other              (Commission File           (I.R.S. Employer
Jurisdiction of                   Number)              Identification No.)
Incorporation)

Old Niskayuna Road, P.O. Box 461,
Latham, New York                                                 12110-0461
---------------------------------------------                    ----------
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (518) 782-1122
                                                           ---------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     This Amendment No. 2 (the "Amendment") amends and supplements the Form 8-K (the "Form 8-K") filed on July 19, 2004 and the 8-K/A Amendment No. 1 filed on September 29, 2004 by Intermagnetics General Corporation, a Delaware corporation ("Intermagnetics"), in connection with the completion of its acquisition of MRI Devices Corporation ("MRID") which was merged with and into Sunshine Merger Sub, Inc. a wholly owned subsidiary of Intermagnetics. Sunshine Merger Sub was re-named MRI Devices Corporation. By this Amendment, Intermagnetics is filing the unaudited condensed consolidated financial statements and related footnotes of MRID as of May 31, 2004 and for the five months ended May 31, 2004 and 2003 as required by Item 9.01(a) which were omitted from the Form 8-K/A as filed with the Securities and Exchange Commission on September 29, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Intermagnetics includes as Exhibit 99.1; the unaudited condensed consolidated financial statements and related footnotes of MRID as of May 31, 2004 and for the five months ended May 31, 2004 and 2003.

      (b) The unaudited pro forma financial information required by this item is included as Exhibit 99.2 hereto, including the Unaudited Pro Forma Condensed Consolidated Balance Sheet of Intermagnetics and MRID as of May 30, 2004, the Unaudited Pro Forma Condensed Consolidated Income Statement of Intermagnetics, MRID and Invivo for the fiscal year ended May 30, 2004 and the Unaudited Pro Forma Condensed Consolidated Income Statement of Intermagnetics and MRID for the six months ended November 28, 2004 which is presented as if the acquisition of MRID closed on the first day of Intermagnetics fiscal year 2005.


      (c) Exhibits

         Exhibit No.   Description


         99.1 The unaudited condensed consolidated financial statements and related footnotes of MRID as of and for the five months ended May 31, 2004 and 2003.

         99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements, including the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 30, 2004, which is presented as if the acquisition of MRID closed on May 30, 2004, the Unaudited Pro Forma Condensed Consolidated Income Statement for the fiscal year ended May 30, 2004 which is presented as if the acquisitions of MRID and Invivo closed on the first day of Intermagnetics fiscal year 2004 and the Unaudited Pro Forma Condensed Consolidated Income Statement for the six months ended November 28, 2004 which is presented as if the acquisition of MRID closed on the first day of Intermagnetics fiscal year 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     INTERMAGNETICS GENERAL CORPORATION



Date: February 9, 2005               By: /s/ Michael K. Burke
                                         ------------------------------------
                                         Michael K. Burke
                                         Executive Vice President
                                         and Chief Financial Officer